Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Da-Lite Screen Company, Inc. (the “Company”) for the period ending September 29, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard E. Lundin, as Chief Executive Officer of the Company, certify, pursuant to and for purposes of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard E. Lundin
Richard E. Lundin
Chief Executive Officer
October 31, 2006

23